EXHIBIT 32

                    CERTIFICATION PURSUANT TO
          18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Millennium Quest, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Dimitri Cocorinis and Terry Cononelos, Chief Executive Officer and Chief Financial Officer of the Company, respectively, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant of Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 17, 2004             /s/ Dimitri Cocorinis
                                  -------------------------------------------
                                  Dimitri Cocorinis, Chief Executive Officer


Date: August 17, 2004             /s/ Terry Cononelos
                                  -------------------------------------------
                                  Terry Cononelos, Chief Financial Officer




A signed original of this written statement required by Section 906 has been provided to Millennium Quest, Inc. and will be retained by Millennium Quest, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.